UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 26, 2020

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Blvd, Suite 610, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Fiscal 2019 Annual Meeting of the Shareholders of Portsmouth Square, Inc. (the “Company”) was held on February 26, 2020 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, all of management’s nominees: John V. Winfield, Jerold R. Babin, John C. Love, William J. Nance and Steve Grunwald were elected as Directors of the Company to serve until the next Annual Meeting. At the Annual Meeting, the shareholders also voted in favor of the ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020 and approved, in a non-binding vote, the compensation of our named executive officers.

The final tabulation of the votes follows:

Proposal (1) – Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes

John V. Winfield	657,034	7,742	428	24,554
Jerold R. Babin	663,973	900	331	24,554
John C. Love	657,131	7,742	331	24,554
William J. Nance	657,131	7,742	331	24,554
Steve Grunwald	657,131	7,742	331	24,554

Proposal (2) – Ratification of the Appointment of Moss Adams LLP as The Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2020:

Votes For	Against	Abstain	Broker Non-Votes

689,643	-	115	-

Proposal (3) – Approval of the compensation of executive officers, on a nonbinding advisory basis.

Votes For	Against	Abstain	Broker Non-Votes

615,129	1,315	48,760	24,554

Item 8.01. Other Matters

On February 26, 2020, the Company’s Board of Directors eliminated the Securities Investment Committee and elected the following directors to the following Board committees:

Compensation Committee	Audit Committee

William J. Nance, Chair	William J. Nance, Chair
Steve Grunwald	John C. Love
John C. Love	Jerold R. Babin

Nominating Committee	Executive Strategic Real Estate and Securities Investment Committee

Steve Grunwald, Chair	John V. Winfield, Chair
John C. Love	Steve Grunwald
David Gonzalez, Advisor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: March 2, 2020	By:	/s/ Danfeng Xu
Treasurer and Controller